EXHIBIT 4.3

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND LAWS HAVE BEEN COMPLIED WITH OR UNLESS ENVIRONMENTAL REMEDIATION HOLDING CORP. HAS RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

                                     WARRANT

                   To Purchase 500,000 Shares of Common Stock
                                       of
                     ENVIRONMENTAL REMEDIATION HOLDING CORP.

                               Dated June 1, 1998

In consideration of the amount of One Hundred Thousand Dollars ($100,000) paid by __________________, to Environmental Remediation Holding Corporation, a Colorado corporation ("ERHC"), ______________________ or registered assigns ("Holder") is entitled to purchase from ERHC, at the Exercise Price of $0.75 per share, up to Five Hundred Thousand (500,000) shares of ERHC Common Stock, $0.0001 par value per share ("Common Stock"), subject to adjustment and upon the terms and conditions hereinafter provided. This Warrant may be exercised in whole or in part, but in increments of at least Fifty Thousand (50,000) shares, at any time or from time to time after June 1, 1998 and prior to 5:00 p.m., Eastern Standard Time, on the first Business Day after the fourteen (14) month period following the date of the declaration of effectiveness of ERHC's registration statement to be filed on Form S-1 or S-3 (or their then current equivalents) with the Securities and Exchange Commission ("SEC") in order to register the shares of Common Stock underlying this Warrant (the "Registration Statement"), as further described in Section 1.6 below.

Certain terms used in this Warrant are defined in Article IV.

                                    ARTICLE I
               EXERCISE OF WARRANT; REGISTRATION OF WARRANT SHARES

1.1. Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver, on any Business Day, to ERHC at its principal offices (a) this Warrant, (b) a written notice in the form attached hereto as Exhibit A of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased (which shall be a whole number of shares if for less than all the shares then issuable hereunder, and shall not be for less than Fifty Thousand (50,000 shares)), the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment of the aggregate Exercise Price with respect to such shares.

Such payment of the aggregate Exercise Price may be made, at the option of the Holder, by any combination of (1) cash, check or wire transfer in immediately available funds to ERHC in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased with the proceeds of such cash, check or wire transfer, or (2) a written notice to the Company that the Holder is exercising the Warrants (or a portion thereof) on a "cashless net exercise" basis, under which ERHC shall issue and deliver the number of Warrant Shares purchased less the number of shares of Common Stock as shall at the time of such exercise have an aggregate Fair Market Value equal to the applicable aggregate Exercise Price (and the shares of Common Stock so withheld shall no longer be issuable under this Warrant). In the event Holder exercises this Warrant in whole or in part on a cashless net basis, the Fair Market Value of the Common Stock shall established as of the close of business on the Business Day preceding the date that Holder's notice of election to exercise on a cashless net basis is delivered to ERHC.

ERHC shall, as promptly as practicable and in any event within five Business Days after receipt of such notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of shares, as of the date the aforementioned notice and payment is received by ERHC. If this Warrant shall have been exercised only in part, ERHC shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. ERHC shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the aforementioned notice of exercise or promptly upon receipt of a written request of ERHC for payment.

1.2. Shares to be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

1.3. No Fractional Shares Required to be Issued. ERHC shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant.

1.4. Reservation. ERHC has duly reserved and will keep available for issuance upon exercise of the Warrants the total number of Warrant Shares deliverable from time to time upon exercise of all Warrants from time to time outstanding.

1.5. Expiration Date of Warrant. This Warrant shall expire at 5:00 p.m., Eastern Standard Time, on the first Business Day (the "Expiration Date") after the fourteen (14) month period following the date of declaration by the SEC ("Effective Date") of the effectiveness of the Registration Statement to be filed on Form S-1 or S-3 (or their then current equivalents) with the SEC in order to register the shares of Common Stock underlying this Warrant.

1.6 Registration of Warrant Shares. Within ninety (90) days following the issuance of this Warrant, ERHC will file with the SEC the Registration Statement on Form S-1 or Form S-3 (or their then equivalents) to register under the Securities Act the Common Stock issued or issuable pursuant to the exercise of this Warrant. ERHC will thereafter, as expeditiously as possible, (i) effect the qualification and registration of such shares of Common Stock under the Securities Act and state securities laws, and
(ii) maintain the effectiveness for up to fourteen (14) months of such Registration Statement. Holder agrees to provide ERHC, at ERHC's request, with such information about Holder as it may reasonably request in order to effect the registration under the Registration Statement. ERHC will from time to time amend or supplement such Registration Statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and state securities laws. ERHC will provide Holder with as many copies of the prospectus contained in the Registration Statement as Holder may reasonably request. ERHC shall furnish to Holder at Holder's request an opinion of counsel for ERHC, dated the effective date of the Registration Statement, and a "comfort" letter, signed by ERHC's independent accountants who have examined and reported on ERHC's financial statements included in the Registration Statement, in each case addressing such matters as are customarily covered in such opinions. ERHC shall bear all costs and expenses of the Registration Statement and registration procedures described in this Section 1.6.

1.7 Rule 144. ERHC covenants and agrees that it will file on a timely basis any and all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended, so as to enable Holder to sell the Warrant Shares without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 of the Securities Act, as such Rule may be amended from time to time (or any similar rule adopted by the SEC).

                                   ARTICLE II
                 TRANSFER, EXCHANGE AND REPLACEMENT OF WARRANTS

2.1. Ownership of Warrant. ERHC may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than ERHC) for all purposes and shall not be affected by any notice to the contrary, until due presentment of this Warrant for registration of transfer as provided in this
Article II.

2.2. Transfer of Warrant. The Holder may sell, assign, transfer, give away or otherwise dispose of (any of the foregoing, a "Transfer") in whole or in part its Warrants or Warrants Shares to any Person, provided that Holder shall first give ERHC written notice of such intended Transfer. ERHC agrees to maintain at its principal offices books for the registration of transfers of the Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant to ERHC, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney, with (if the Holder is a natural person) signatures guaranteed by a bank or trust company or a broker or dealer registered with the National Association of Securities Dealers, Inc., and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender and, if required, such payment, ERHC shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment (which shall be whole numbers of shares only) and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled.

2.3. Division or Combination of Warrants. This Warrant may be divided or combined with other Warrants upon presentment hereof and of any Warrant or Warrants with which this Warrant is to be combined, together with a written notice specifying the names and denominations (which shall be whole numbers of shares only) in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. ERHC shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

2.4. Loss, Theft, Destruction of Warrant Certificates. Upon receipt of evidence satisfactory to ERHC of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to ERHC or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, ERHC will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

                                   ARTICLE III
                             ANTIDILUTION PROVISIONS

3.1. Adjustment Generally. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as provided in this Article III; provided that notwithstanding anything to the contrary contained herein, the Exercise Price shall not be less than the current par value of the Common Stock.

3.2. Common Stock Reorganization. If ERHC after the original issuance date of the Warrants shall subdivide its outstanding shares of Common Stock (or any class thereof) into a greater number of shares or consolidate its outstanding shares of Common Stock (or any class thereof) into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the Exercise Price shall be adjusted, effective immediately after the effective date of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (on a Fully Diluted Basis) on such effective date before giving effect to such Common Stock Reorganization, and the denominator of which shall be the number of shares of Common Stock outstanding (on a Fully Diluted Basis) after giving effect to such Common Stock Reorganization, and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction the numerator of which shall be the number of shares of Common Stock outstanding (on a Fully Diluted Basis) after giving effect to such Common Stock Reorganization, and the denominator of which shall be the number of shares of Common Stock outstanding (on a Fully Diluted Basis) immediately before such Common Stock Reorganization.

3.3. Failure to File Registration Statement. In the event that ERHC shall fail for any reason to file the Registration Statement on Form S-1 or S-3 (or their then current equivalents) with the SEC as provided for herein on or before the day which is ninety (90) days from the date hereof, the Exercise Price shall be decreased by twenty percent (20%). Thereafter, the Exercise Price shall be decreased by an additional twenty percent (20%) (calculated without giving effect to any adjustment to the Exercise Price pursuant to the foregoing sentence) for each additional sixty (60) day period that elapses in which said registration statement remains unfiled after the initial ninety (90) day period.

3.4. Capital Reorganizations. If there shall be any consolidation or merger to which ERHC is a party, other than a consolidation or a merger of which ERHC is the continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization) in, outstanding shares of Common Stock, or any sale or conveyance of the property of ERHC as an entirety or substantially as an entirety, or any recapitalization of ERHC (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall no longer have the right to purchase Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if this Warrant had been exercised immediately prior to the effective date of such Capital Reorganization. As a condition to effecting any Capital Reorganization, ERHC or the successor or surviving corporation, as the case may be, shall execute and deliver to Holder and to ERHC an agreement as to the Holder's rights in accordance with this Section 3.4, providing, to the extent of any right to purchase equity securities hereunder, for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article
III. The provisions of this Section 3.4 shall similarly apply to successive Capital Reorganizations.

3.5. Adjustment Rules. Any adjustments pursuant to this Article III shall be made successively whenever an event referred to herein shall occur. No adjustment shall be made pursuant to this Article III in respect of the issuance from time to time of shares of Common Stock upon the exercise of this Warrant.

3.6. Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article III, ERHC shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that ERHC may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the Holder is entitled to receive upon exercise thereof.

3.7. Notice of Adjustment. Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action which will require an adjustment or readjustment pursuant to this Article III, ERHC shall give notice to the Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, ERHC shall give notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

                                   ARTICLE IV
                                   DEFINITIONS

The following terms, as used in this Warrant, have the following meanings:

         "Business Day" means any day excluding Saturday, Sunday and any day on which banking institutions located in Florida are authorized by law or other governmental action to be closed.

         "Capital Reorganization" has the meaning set forth in Section 3.4.

         "Common Stock" has the meaning set forth in the first paragraph of this Warrant, subject to adjustment pursuant to Article III.

         "Common Stock Reorganization" has the meaning set forth in
Section 3.2.

         "Effective Date" has the meaning set forth in Section 1.5.

         "Exercise Price" means $0.75 per share of Common Stock, subject to adjustment pursuant to Article III.

         "Expiration Date" has the meaning set forth in Section 1.5.

         "Fair Market Value" means as to any Common Stock issuable upon the exercise hereof, the average of the closing prices of such Common Stock's sales on all domestic securities exchanges on which such Common Stock may at the time be listed or quoted, including for this purpose, the NASDAQ Stock Market, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed or quoted, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization.

         "Fully Diluted Basis" means at any time (i) as applied to any calculation of the number of securities of ERHC, after giving effect to (x) all shares of Common Stock of ERHC outstanding at the time of determination, (y) all shares of ERHC Common Stock issuable upon the exercise of any option, warrant (including the Warrant) or similar right outstanding at the time of determination and (z) all shares of Common Stock of ERHC issuable upon the exercise of any conversion or exchange right contained in any security (other than Common Stock) convertible into or exchangeable for shares of Common Stock of ERHC; and (ii) as applied to any calculation of value, after giving effect to the foregoing securities and the payment of any consideration payable upon the exercise of any option, warrant or similar right referred to in clause (y) above if such option, warrant or similar right were exercisable at such time.

         "Holder" has the meaning set forth in the first paragraph of this Warrant.

         "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company. joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

         "Registration Statement" has the meaning set forth in the first paragraph of this Warrant.

         "Securities Act" means the Securities Act of 1933, as amended, and rules and regulations of the Securities and Exchange commission thereunder.

         "Warrant Shares" means the shares of Common Stock issuable upon exercise of this Warrant.

                                    ARTICLE V
                                  MISCELLANEOUS

5.1. Notices. Notices and other communications provided for herein shall be in writing and may be given by mail, courier, confirmed telex or facsimile transmission and shall, unless otherwise expressly required, be deemed given when received or, if mailed, four Business Days after being deposited in the United States mail with postage prepaid and properly addressed. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by ERHC, unless the Holder shall notify ERHC that notices and communications should be sent to a different address (or telex or facsimile number), in which case such notices and communications shall be sent to the address (or telex or facsimile number) specified by the Holder.

5.2. Amendments. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of ERHC and the Holder.

5.3. Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of Florida (without regard to principles of conflicts of law).

5.4. Covenants to Bind Successor and Assigns. The provisions of this Warrant shall be binding upon and inure to the benefit of the Holder hereof and its successors and assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of ERHC or the Holder shall bind its successors and assigns, whether so expressed or not.

5.5 Enforcement Costs. If any legal action or other proceeding is brought by for the enforcement of the agreements contained within this Warrant, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision hereof, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes and all other charges billed by the attorney to the prevailing party.

                                   ARTICLE VI
                     ERHC'S AGREEMENT TO ISSUE A NEW WARRANT

6.1 Issuance of $2.00 Warrant. Provided the Holder exercises this Warrant for the purchase of at least 250,000 shares of Common Stock within 180 days of the Effective Date and at least an additional 50,000 of the remaining 250,000 shares of Common Stock underlying this Warrant within 360 days of the Effective Date, then ERHC shall, promptly following such exercise or subsequent exercises, issue to ______________________ or his registered assign a new warrant or warrants ("$2.00 Warrant") for the purchase of a number of shares of Common Stock equal to the number of shares of Common Stock so purchased by the Holder under this Warrant within 180 and 360 days of the Effective Date.

6.2 Form of $2.00 Warrant; Adjustments. The $2.00 Warrant shall be in the form attached as Exhibit B; provided that the number of shares underlying the $2.00 Warrant and the exercise price per share for the Common Stock underlying the $2.00 Warrant shall be adjusted in accordance with the terms of the $2.00 Warrant, as if the $2.00 Warrant had been issued on the date of this Warrant.

IN WITNESS WHEREOF, ERHC has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, all as of the day and year first above written.

                                                     ENVIRONMENTAL REMEDIATION
                                                          HOLDING CORP.


                                                By:_____________________________

                                               Its:_____________________________
Witness:

--------------------------------
Name: __________________________

Accepted and agreed:

                                    EXHIBIT A

                           FORM OF NOTICE OF EXERCISE

To:       ENVIRONMENTAL REMEDIATION HOLDING CORP.

Date:     ___________________

Reference  is  made to the  Warrant  to  Purchase  Shares  of  Common  Stock  of
ENVIRONMENTAL   REMEDIATION  HOLDING  CORP.   registered  in  the  name  of  the
undersigned. Terms defined therein are used herein as therein defined.

The undersigned, pursuant to the provisions set forth in the Warrant, hereby irrevocably elects and agrees to purchase ______________ shares of Common Stock, and makes payment herewith in full therefor at the Exercise Price of $__________________. Payment of the aggregate Exercise Price is made as follows [specify cash, check, wire transfer or cashless net exercise]:
================================================================================
--------------------------------------------------------------------------------
[Include the following if applicable:] To the extent that the number of shares specified above is less than all of the shares purchasable hereunder, the undersigned requests that a new Warrant certificate representing the remaining balance of the shares be registered in the name of the undersigned.


-------------------------------
Name of Warrantholder


----------------------------------
Signature
----------------------------------
Title (if applicable)
==================================
Address

                                   EXHIBIT "B"

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND LAWS HAVE BEEN COMPLIED WITH OR UNLESS ENVIRONMENTAL REMEDIATION HOLDING CORP. HAS RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

                                     WARRANT

                       To Purchase Shares of Common Stock
                                       of
                     ENVIRONMENTAL REMEDIATION HOLDING CORP.

Dated ____________, _____

In consideration of the amount of ____________________Dollars ($__________) paid by _______________________to ENVIRONMENTAL REMEDIATION HOLDING CORP., a Colorado corporation ("ERHC"), __________________ or registered assigns ("Holder") is entitled to purchase from ERHC, at the Exercise Price of $2.00 per share, up to ______________________ (__________) shares of ERHC Common Stock, $0.0001 par value per share ("Common Stock"), subject to adjustment and upon the terms and conditions hereinafter provided. This Warrant may be exercised in whole or in part, but in increments of at least Fifty Thousand (50,000) shares, at any time or from time to time after _______________, _____ and prior to 5:00 p.m., Eastern Standard Time, on the first Business Day after the fourteen (24) month period following the date of the declaration of effectiveness of ERHC's registration statement to be filed on Form S-1 or S-3 (or their then current equivalents) with the Securities and Exchange Commission ("SEC") in order to register the shares of Common Stock underlying this Warrant (the "Registration Statement"), as further described in Section 1.6 below.

Certain terms used in this Warrant are defined in Article IV.

                                    ARTICLE I
               EXERCISE OF WARRANT; REGISTRATION OF WARRANT SHARES

1.1. Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver, on any Business Day, to ERHC at its principal offices (a) this Warrant, (b) a written notice in the form attached hereto as Exhibit A of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased (which shall be a whole number of shares if for less than all the shares then issuable hereunder, and shall not be for less than Fifty Thousand (50,000 shares)), the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment of the aggregate Exercise Price with respect to such shares.

Such payment of the aggregate Exercise Price may be made, at the option of the Holder, by any combination of (1) cash, check or wire transfer in immediately available funds to ERHC in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased with the proceeds of such cash, check or wire transfer, or (2) a written notice to the Company that the Holder is exercising the Warrants (or a portion thereof) on a "cashless net exercise" basis, under which ERHC shall issue and deliver the number of Warrant Shares purchased less the number of shares of Common Stock as shall at the time of such exercise have an aggregate Fair Market Value equal to the applicable aggregate Exercise Price (and the shares of Common Stock so withheld shall no longer be issuable under this Warrant). In the event Holder exercises this Warrant in whole or in part on a cashless net basis, the Fair Market Value of the Common Stock shall established as of the close of business on the Business Day preceding the date that Holder's notice of election to exercise on a cashless net basis is delivered to ERHC.

ERHC shall, as promptly as practicable and in any event within five Business Days after receipt of such notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of shares, as of the date the aforementioned notice and payment is received by ERHC. If this Warrant shall have been exercised only in part, ERHC shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. ERHC shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the aforementioned notice of exercise or promptly upon receipt of a written request of ERHC for payment.

1.2. Shares to be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

1.3. No Fractional Shares Required to be Issued. ERHC shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant.

1.4. Reservation. ERHC has duly reserved and will keep available for issuance upon exercise of the Warrants the total number of Warrant Shares deliverable from time to time upon exercise of all Warrants from time to time outstanding.

1.5. Expiration Date of Warrant. This Warrant shall expire at 5:00 p.m., Eastern Standard Time, on the first Business Day (the "Expiration Date") after the fourteen (14) month period following the date of declaration by the SEC ("Effective Date") of the effectiveness of the Registration Statement to be filed on Form S-1 or S-3 (or their then current equivalents) with the SEC in order to register the shares of Common Stock underlying this Warrant.

1.6 Registration of Warrant Shares. Within ninety (90) days following the issuance of this Warrant, ERHC will file with the SEC the Registration Statement on Form S-1 or Form S-3 (or their then equivalents) to register under the Securities Act the Common Stock issued or issuable pursuant to the exercise of this Warrant. ERHC will thereafter, as expeditiously as possible, (i) effect the qualification and registration of such shares of Common Stock under the Securities Act and state securities laws, and (ii) maintain the effectiveness for up to fourteen (14) months of such Registration Statement. Holder agrees to provide ERHC, at ERHC's request, with such information about Holder as it may reasonably request in order to effect the registration under the Registration Statement. ERHC will from time to time amend or supplement such Registration Statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and state securities laws. ERHC will provide Holder with as many copies of the prospectus contained in the Registration Statement as Holder may reasonably request. ERHC shall furnish to Holder at Holder's request an opinion of counsel for ERHC, dated the effective date of the Registration Statement, and a "comfort" letter, signed by ERHC's independent accountants who have examined and reported on ERHC's financial statements included in the Registration Statement, in each case addressing such matters as are customarily covered in such opinions. ERHC shall bear all costs and expenses of the Registration Statement and registration procedures described in this Section 1.6.

1.7 Rule 144. ERHC covenants and agrees that it will file on a timely basis any and all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended, so as to enable Holder to sell the Warrant Shares without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 of the Securities Act, as such Rule may be amended from time to time (or any similar rule adopted by the SEC).

                                   ARTICLE II
                 TRANSFER, EXCHANGE AND REPLACEMENT OF WARRANTS

2.1. Ownership of Warrant. ERHC may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than ERHC) for all purposes and shall not be affected by any notice to the contrary, until due presentment of this Warrant for registration of transfer as provided in this
Article II.

2.2. Transfer of Warrant. The Holder may sell, assign, transfer, give away or otherwise dispose of (any of the foregoing, a "Transfer") in whole or in part its Warrants or Warrants Shares to any Person, provided that Holder shall first give ERHC written notice of such intended Transfer. ERHC agrees to maintain at its principal offices books for the registration of transfers of the Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant to ERHC, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney, with (if the Holder is a natural person) signatures guaranteed by a bank or trust company or a broker or dealer registered with the National Association of Securities Dealers, Inc., and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender and, if required, such payment, ERHC shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment (which shall be whole numbers of shares only) and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled.

2.3. Division or Combination of Warrants. This Warrant may be divided or combined with other Warrants upon presentment hereof and of any Warrant or Warrants with which this Warrant is to be combined, together with a written notice specifying the names and denominations (which shall be whole numbers of shares only) in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. ERHC shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

2.4. Loss, Theft, Destruction of Warrant Certificates. Upon receipt of evidence satisfactory to ERHC of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to ERHC or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, ERHC will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

                                   ARTICLE III
                             ANTIDILUTION PROVISIONS

3.1. Adjustment Generally. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as provided in this Article III; provided that notwithstanding anything to the contrary contained herein, the Exercise Price shall not be less than the current par value of the Common Stock.

3.2. Common Stock Reorganization. If ERHC after the original issuance date of the Warrants shall subdivide its outstanding shares of Common Stock (or any class thereof) into a greater number of shares or consolidate its outstanding shares of Common Stock (or any class thereof) into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the Exercise Price shall be adjusted, effective immediately after the effective date of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of shares of

Common Stock outstanding (on a Fully Diluted Basis) on such effective date before giving effect to such Common Stock Reorganization, and the denominator of which shall be the number of shares of Common Stock outstanding (on a Fully Diluted Basis) after giving effect to such Common Stock Reorganization, and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction the numerator of which shall be the number of shares of Common Stock outstanding (on a Fully Diluted Basis) after giving effect to such Common Stock Reorganization, and the denominator of which shall be the number of shares of Common Stock outstanding (on a Fully Diluted Basis) immediately before such Common Stock Reorganization.

3.3. Failure to File Registration Statement. In the event that ERHC shall fail for any reason to file the Registration Statement on Form S-1 or S-3 (or their then current equivalents) with the SEC as provided for herein on or before the day which is ninety (90) days from the date hereof, the Exercise Price shall be decreased by twenty percent (20%). Thereafter, the Exercise Price shall be decreased by an additional twenty percent (20%) (calculated without giving effect to any adjustment to the Exercise Price pursuant to the foregoing sentence) for each additional sixty (60) day period that elapses in which said registration statement remains unfiled after the initial ninety (90) day period.

3.4. Capital Reorganizations. If there shall be any consolidation or merger to which ERHC is a party, other than a consolidation or a merger of which ERHC is the continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization) in, outstanding shares of Common Stock, or any sale or conveyance of the property of ERHC as an entirety or substantially as an entirety, or any recapitalization of ERHC (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall no longer have the right to purchase Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if this

Warrant had been exercised immediately prior to the effective date of such Capital Reorganization. As a condition to effecting any Capital Reorganization, ERHC or the successor or surviving corporation, as the case may be, shall execute and deliver to Holder and to ERHC an agreement as to the Holder's rights in accordance with this Section 3.4, providing, to the extent of any right to purchase equity securities hereunder, for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article
III. The provisions of this Section 3.4 shall similarly apply to successive Capital Reorganizations.

3.5. Adjustment Rules. Any adjustments pursuant to this Article III shall be made successively whenever an event referred to herein shall occur. No adjustment shall be made pursuant to this Article III in respect of the issuance from time to time of shares of Common Stock upon the exercise of this Warrant.

3.6. Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article III, ERHC shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that ERHC may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the Holder is entitled to receive upon exercise thereof.

3.7. Notice of Adjustment. Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action which will require an adjustment or readjustment pursuant to this Article III, ERHC shall give notice to the Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, ERHC shall give notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

                                   ARTICLE IV
                                   DEFINITIONS

The following terms, as used in this Warrant, have the following meanings:

         "Business Day" means any day excluding Saturday, Sunday and any day on which banking institutions located in Florida are authorized by law or other governmental action to be closed.

         "Capital Reorganization" has the meaning set forth in Section 3.4.

         "Common Stock" has the meaning set forth in the first paragraph of this Warrant, subject to adjustment pursuant to Article III.

         "Common Stock Reorganization" has the meaning set forth in
Section 3.2.

         "Effective Date" has the meaning set forth in Section 1.5.

         "Exercise Price" means $2.00per share of Common Stock, subject to adjustment pursuant to Article III.

         "Expiration Date" has the meaning set forth in Section 1.5.

         "Fair Market Value" means as to any Common Stock issuable upon the exercise hereof, the average of the closing prices of such Common Stock's sales on all domestic securities exchanges on which such Common Stock may at the time be listed or quoted, including for this purpose, the NASDAQ Stock Market, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed or quoted, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization.

         "Fully Diluted Basis" means at any time (i) as applied to any calculation of the number of securities of ERHC, after giving effect to (x) all shares of Common Stock of ERHC outstanding at the time of determination, (y) all shares of ERHC Common Stock issuable upon the exercise of any option, warrant (including the Warrant) or similar right outstanding at the time of determination and (z) all shares of Common Stock of ERHC issuable upon the exercise of any conversion or exchange right contained in any security (other than Common Stock) convertible into or exchangeable for shares of Common Stock of ERHC; and (ii) as applied to any calculation of value, after giving effect to the foregoing securities and the payment of any consideration payable upon the exercise of any option, warrant or similar right referred to in clause (y) above if such option, warrant or similar right were exercisable at such time.

         "Holder" has the meaning set forth in the first paragraph of this Warrant.

         "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company. joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

         "Registration Statement" has the meaning set forth in the first paragraph of this Warrant.

         "Securities Act" means the Securities Act of 1933, as amended, and rules and regulations of the Securities and Exchange commission thereunder.

         "Warrant Shares" means the shares of Common Stock issuable upon exercise of this Warrant.

                                    ARTICLE V
                                  MISCELLANEOUS

5.1. Notices. Notices and other communications provided for herein shall be in writing and may be given by mail, courier, confirmed telex or facsimile transmission and shall, unless otherwise expressly required, be deemed given when received or, if mailed, four Business Days after being deposited in the United States mail with postage prepaid and properly addressed. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by ERHC, unless the Holder shall notify ERHC that notices and communications should be sent to a different address (or telex or facsimile number), in which case such notices and communications shall be sent to the address (or telex or facsimile number) specified by the Holder.

5.2. Amendments. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of ERHC and the Holder.

5.3. Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of Florida (without regard to principles of conflicts of law).

5.4. Covenants to Bind Successor and Assigns. The provisions of this Warrant shall be binding upon and inure to the benefit of the Holder hereof and its successors and assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of ERHC or the Holder shall bind its successors and assigns, whether so expressed or not.

5.5 Enforcement Costs. If any legal action or other proceeding is brought by for the enforcement of the agreements contained within this Warrant, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision hereof, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes and all other charges billed by the attorney to the prevailing party.

IN WITNESS WHEREOF, ERHC has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, all as of the day and year first above written.

                                                    ENVIRONMENTAL REMEDIATION
                                                          HOLDING CORP.

                                                By:_____________________________

                                               Its:_____________________________
Witness:

--------------------------------
Name: __________________________

Accepted and agreed: